UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2008

MARATHON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32983	40-4813290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, 5th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In connection with the proposed transaction and required stockholder approval and warrantholder consent, Marathon Acquisition Corp. (“Marathon”) plans to file with the U.S. Securities and Exchange Commission (i) a Registration Statement on Form F-4 containing a proxy statement/prospectus which will be mailed to the stockholders and warrantholders of Marathon and (ii) other documents regarding the proposed transaction. Marathon’s stockholders and warrantholders are urged to read the proxy statement/prospectus and other relevant materials when they become available as they will contain important information about the transaction. Marathon’s stockholders and warrantholders will be able to obtain a free copy of such filings at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Marathon Acquisition Corp., 500 Park Avenue, 5th Floor, New York, New York 10022.

Marathon and its officers and directors may be deemed to have participated in the solicitation of proxies from Marathon’s stockholders and warrantholders in favor of the approval of the transaction. Information concerning Marathon’s directors and executive officers is set forth in the publicly filed documents of Marathon. Stockholders and warrantholders may obtain more detailed information regarding the direct and indirect interests of Marathon and its directors and executive officers in the acquisition by reading the preliminary proxy statement/prospectus and definitive proxy statement/prospectus regarding the transaction, which will be filed with the U.S. Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure

The road show materials related to the proposed transaction (described below) to be presented to certain existing and potential securityholders of Marathon are attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On March 24, 2008, Marathon issued a press release with respect to its entering into the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 21, 2008, among Marathon, GSL Holdings, Inc. (“Holdings”), CMA CGM S.A. and Global Ship Lease, Inc. (“GSL”) pursuant to which Marathon will merge with and into Holdings, its newly-formed, wholly-owned Marshall Islands subsidiary, and then GSL will merge with and into Holdings, with Holdings continuing as the surviving company domiciled in the Marshall Islands and to be renamed “Global Ship Lease, Inc.” The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Road Show Materials

Exhibit 99.2	Press release dated March 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON ACQUISITION CORP.

Date: March 24, 2008	By:	/s/ Michael S. Gross
	Name:	Michael S. Gross
	Title:	Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Road Show Materials

Exhibit 99.2	Press release dated March 24, 2008